                                WARRANT AGREEMENT

        THIS WARRANT AGREEMENT (this "Agreement") is dated as of May 15, 2001, by and between VERTICAL HEALTH SOLUTIONS, INC., a Florida corporation (the "Company"), and Stephen Watters (the "Founder").

                              W I T N E S S E T H:

        WHEREAS, in recognition of the contributions made to the Company by
Founder, the Company proposes to issue to the Founder warrants ("Warrants") to purchase up to an aggregate of 225,000 shares of the Company's common stock, par value $0.001 per share (the "Common Stock");

        NOW, THEREFORE, in consideration of the premises, the payment by the
Founder to the Company of Ten Dollars ($10.00), the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Grant. The Founder is hereby granted the right to purchase, at any time from May 15, 2001, until 5:30 p.m., New York time, May 15, 2005, up to an aggregate of 225,000 shares of Common Stock (the "Shares") at an initial exercise price (subject to adjustment as provided in Section 8 hereof) of
$1.25 per share of Common Stock (the per share offering price in the Company's first round of financing), subject to the terms and conditions of this Agreement.

        2. Warrant Certificates. The warrant certificate (the "Warrant
Certificate") to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

        3. Exercise of Warrant.

        (a) Method of Exercise. The Warrants initially are exercisable at an initial exercise price (subject to adjustment as provided in Section 8 hereof)
per share of Common Stock set forth in Section 6 hereof payable by certified or cashier's check or money order in lawful money of the United States. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the shares of Common Stock Purchased at the Company's principal offices currently located at 12505 Starkey Road, Suite A, Largo, Florida 33773,
the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of Common Stock underlying the Warrants). Warrants may be exercised to purchase all or any part of the shares of Common Stock represented thereby. In the case of the purchase of less than all the shares of Common Stock purchasable under any Warrant Certificate, the Company shall cancel the Warrant
Certificate represented thereby upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the shares of
Common Stock purchasable thereunder.

        (b) Exercise by Surrender of Warrant. In addition to the method of payment set forth in Section 3(a) and in lieu of any cash payment required thereunder, the Holders of the Warrants shall have the right at any time and from time to time to exercise the Warrants in full or in part by surrendering the Warrant
Certificate in the manner specified in Section 3(a) in exchange for the number of Shares equal to the product of (x) the number of Shares as to which the
Warrants are being exercised multiplied by (y) a fraction, the numerator of which is the Market Price (as defined in Section 3(c) below) of the Shares less the Exercise Price and the denominator of which is such Market Price. Solely for the purposes of this paragraph, Market Price shall be calculated either (i) on the date which the form of election attached hereto is deemed to have been sent to the Company pursuant to Section 13 hereof ("Notice Date") or (ii) as the average of the Market Prices for each of the five trading days preceding the
Notice Date, whichever of (i) or (ii) is greater.

        (c) Definition of Market Price. As used herein, the phrase "Market Price"
at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported

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sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or by the Nasdaq National Market or Nasdaq
SmallCap market (as the case may be "Nasdaq"), or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted by
Nasdaq, the average closing bid price as furnished by the NASD through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted on Nasdaq, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

        4. Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for shares of Common Stock and/or other securities, properties or rights underlying such Warrants, shall be made forthwith (and in any event within five (5) business days thereafter) without further charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Sections 5 and 7 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof. The Warrant Certificates and the certificates representing the Shares underlying the Warrants (and/or other securities, property or rights issuable upon exercise of the Warrants) shall be executed on behalf of the Company by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors or President or
Vice President of the Company, attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary or Treasurer or Assistant
Treasurer of the Company. Warrant Certificates shall be dated the date of issuance thereof by the Company upon initial issuance, division, substitution, transfer or exchange.

        5. Restriction On Transfer of Warrant. The Holder of an Warrant
Certificate, by its acceptance thereof, covenants and agrees that the Warrant may be sold, transferred, assigned, hypothecated or otherwise disposed of only in compliance with applicable law.

        6. Exercise Price. Except as otherwise provided in Section 7 hereof, the initial exercise price of each Warrant shall be $1.25 per share of Common
Stock. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 8 hereof. The term "Exercise Price"
herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

        7. Adjustments to Exercise Price and Number of Securities.

        (a) Stock Splits and other Events. The number of shares issuable upon the exercise of each Warrant is subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 7. If the Company:

        (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

        (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

        (3) combines its outstanding shares of Common Stock into a smaller number of shares;

        (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

        (5) issues by reclassification of its Common Stock any shares of its capital stock;

then the number and kind of shares of its capital stock issuable upon exercise of any Warrant in effect immediately prior to such action shall be proportionately adjusted so that the Holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the
Company which such Holder would have owned immediately following such action if such Warrant had been exercised immediately prior to such action. The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. If, after an adjustment, a
Holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the exercise price of each class of

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capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section. Such adjustment shall be made successively whenever any event listed above shall occur.

        (b) Reclassification, Merger or Consolidation. If the Company consolidates or merges with or into any person, upon consummation of such transaction the
Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the Holder of a Warrant would have owned immediately after the consolidation or merger if the Holder had exercised the
Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section.

        8. Exchange and Replacement of Warrant Certificates. Each Warrant
Certificate is exchangeable without expense, upon the surrender thereof by the registered Holders at the principal executive office of the Company, for a new
Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Securities in such denominations as shall be designated by the Holders thereof at the time of such surrender.

        9. Loss, Theft etc. of Certificates. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant Certificates, if mutilated, the
Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

        10. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests; provided, however, that if a Holder exercises all
Warrant held of record by such Holder the fractional interests shall be eliminated by rounding any fraction to the nearest whole number of shares of
Common Stock or other securities, properties or rights.

        11. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrant, such number of shares of Common Stock or other securities and properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of Warrant and payment of the Exercise Price therefor, all the shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.

        12. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or five days after being mailed by registered or certified mail, return receipt requested:

        (a) If to the registered Holders of the Warrant, to the address of such
Holders as shown on the books of the Company; or

        (b) If to the Company to 12505 Starkey Road, Suite A, Largo, Florida 33773
or to such other address as the Company may designate by notice to the Holders.

        13. Supplements and Amendments. The Company and the Founder may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates (other than the Underwriters) in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provision in regard to matters or questions arising hereunder which the Company and the Founder may deem necessary or desirable and which the Company and the
Founder deem shall not adversely affect the interests of the Holders of Warrant
Certificates.

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        14. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Founder, the Holders and their respective successors and assigns hereunder.

        15. Termination. This Agreement shall terminate at the close of business on
May 15, 2005.

        16. Governing Law; Submission to Jurisdiction. This Agreement and each
Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Florida and for all purposes shall be construed in accordance with the laws of said state without giving effect to the rules of said state governing the conflicts of laws.

        17. Entire Agreement; Modification. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and thereof. This Agreement may not be modified or amended except by a writing duly signed by the Company and the Holder.

        18. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

        19. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

        20. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the
Founder and any other registered Holders of the Warrant Certificates or Warrant
Securities any legal or equitable right, remedy or claim under this Agreement;
and this Agreement shall be for the sole and exclusive benefit of the Company and the Founder and any other Holders of the Warrant Certificates or Warrant
Securities.

        21. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

        22. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company, the Founder and their respective successors and assigns and the Holders from time to time of the Warrant Certificates or any of them.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                     VERTICAL HEALTH SOLUTIONS, INC.

                                     By:/s/ Jugal K. Taneja
                                     Name: Jugal K. Taneja
                                     Title: Director

                                     FOUNDER

                                     /s/ Stephen Watters
                                     Stephen Watters

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                         VERTICAL HEALTH SOLUTIONS, INC.

                               WARRANT CERTIFICATE

                   EXERCISABLE COMMENCING MAY 15, 2001 THROUGH
                     5:00 P.M., EASTERN TIME ON MAY 15, 2005

                                                       Warrant to Purchase
                                                          225,000 Shares
                                                         of Common Stock

        This Warrant Certificate certifies that Stephen Watters or registered assigns, is the registered holder (the "Holder")of this Warrant to purchase initially, at any time from May 15, 2001, until 5:00 p.m., eastern time on May
15, 2005 (the "Expiration Date"), up to 225,000 shares of Common Stock, $.001 par value (the "Common Stock") of VERTICAL HEALTH SOLUTIONS, INC., a Florida
corporation ("Company"), exercisable to purchase one share of Common Stock at a purchase price of $1.25 per share (the "Exercise Price"), upon the surrender of this Warrant Certificate and payment of the applicable Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement, dated as of May 15, 2001, by and between the
Company and Holder (the "Warrant Agreement"). Payment of the Exercise Price
shall be made by certified or cashier's check or money order payable to the order of the Company or through the surrender of the Company's securities.

        No Warrant may be exercised after 5:00 p.m., eastern time, on the
Expiration Date, at which time the Warrant evidenced hereby, unless exercised prior thereto, shall thereafter be void.

        The Warrant evidenced by this Warrant Certificate is part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement between the Company and Holder, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and Holder.

        The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable upon the exercise of this Warrant, may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the Holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the
Warrant; provided, however, that the failure of the Company to issue such new
Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

        Upon due presentment for registration of transfer of this Warrant
Certificate at an office or agency of the Company, a new Warrant Certificate or
Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrant shall be issued to the transferee(s) in exchange as provided herein, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

        Upon the exercise of less than all of the Warrants evidenced by this
Certificate, the Company shall forthwith issue to the holder hereof a new
Warrant Certificate representing such number of unexercised Warrants.

        The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        All terms used in this Warrant Certificate which are defined in the Warrant
Agreement shall have the meanings assigned to them in the Warrant Agreement.

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     IN WITNESS WHEREOF, the undersigned has executed this certificate this 15th day of May, 2001.

                                        VERTICAL HEALTH SOLUTIONS, INC.

                                        By: /s/ Jugal K. Taneja

ATTEST:

By:/s/ Brian T. Nugent

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                          FORM OF ELECTION TO PURCHASE

        The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ______ shares of Common
Stock and herewith tenders payment for such securities a certified or cashier's in accordance with the term of the Warrant Agreement. The undersigned requests that certificates for such securities be registered in the name of
___________________________ whose address is _____________________ and that such certificates be delivered to _____________________________________ whose address is ____________________________________________________________.

Dated:

                                 Signature
                                          (Signature must conform in all respects
                                           to the name of holder as specified on
                                           the face of the Warrant Certificate.)

[Signature guarantee]
                                 (Insert Social Security or Other Identifying Number
                                  of Holders)

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